1 Q4’25 and FY’25 1 January 2026 Investor Presentation

2 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: a continuation of the recent turmoil in the banking industry, responsive measures taken by us and regulatory authorities to mitigate and manage related risks, regulatory actions taken that address related issues and the costs and obligations associated therewith, such as the FDIC special assessments; the potential for negative consequences resulting from regulatory violations, investigations and examinations, including potential supervisory actions, the assessment of fines and penalties, the imposition of sanctions, the need to undertake remedial actions and possible damage to our reputation; effects of competition on deposit rates and growth, loan rates and growth and net interest margin; failure to identify and adequately and promptly address cybersecurity risks, including data breaches and cyberattacks; public health crises and pandemics and their effects on the economic and business environments in which we operate; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and military conflicts, including the war between Russia and Ukraine and ongoing conflict in the Middle East or South America, which could impact economic conditions in the United States; the impact that changes in the economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that affect market interest rates and the money supply; actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships; higher inflation and its impacts; the effects of changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs on its trading partners; and the effects of any changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2024, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. Forward-Looking Statements

Customers Bancorp Franchise

Commercially oriented bank with **industry-leading service** combining **a high touch, single point of contact model** with innovative technology solutions

Customers Bancorp, Inc.

NYSE: CUBI | FTE Employees ~870 | Total Assets $24.9B

Data as of 12/31/2025

Key Balance Sheet Stats

Delivering another year of exceptional growth across the entire Bank

	Year-end ($)	YoY Growth (%)
Total Assets	24.9B	12
Total Gross Loans	16.8B	15
Total Deposits	20.8B	10
TBVPS[1]	61.77	14

Net Promoter Score

Measuring business customer satisfaction and loyalty

81 Customers Bank[2]

41 Banking Industry Benchmark[3]

Named a Top 10 Performing Bank by American Banker for five consecutive years (2021-2025), **including the #1 spot in 2024 among midsize banks ($10B to $50B in assets)**

1. Non-GAAP measure, refer to appendix for reconciliation
2. As of December 2025
3. The Qualtrics U.S. Banking Relational Net Promoter® Score (NPS®) benchmark is derived from Qualtrics' vast Customer Experience dataset. The dataset includes 2022-2023 anonymized results from 50+ U.S. banking organizations, covering 80+ separate relationship surveys, and encompassing 400,000 individual survey respondents

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

3

4 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers Bank has been one of the strongest organic growth banks in the industry over the medium term Total Loans $ billions Total Deposits $ billions Deposit-led growth in balance sheet Disciplined and diversified loan growth Simultaneous execution of deposit growth and transformation Total Assets $ billions Loans to Deposits 2019 2024 2025 $10.1 $14.7 $16.8 9%1 2019 2024 2025 $11.5 $22.3 $24.9 14%1 2019 2024 2025 $8.6 $18.8 $20.8 16%1 117% 81% 1. CAGR from FY2019 to FY2025

5 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED …And has been an industry leading compounder of Core EPS1 and TBVPS1… Core EPS1 $ billions $2.28 $5.60 $7.61 2019 2024 2025 +36% 22%3 2019 2024 2025 $358 $715 $818 +14% 15%3 Revenue2 $ millions $26.17 $54.08 $61.77 2019 2024 2025 +14% 15%3 TBVPS1 $ 1. Non-GAAP measure, refer to appendix for reconciliation 2. Revenue is calculated as the sum of net interest income and noninterest income 3. CAGR from FY2019 to FY2025 4. U.S. Banks with total assets between $20 billion and $100 billion. Source S&P Cap IQ 5. Represents 6 year (2019-2025) CAGR for banks with available data as of January 22, 2026. Otherwise, represents 5.75 year CAGR with LTM Revenue, LTM EPS, and TBVPS as of Q3’25 6. Peer banks that completed M&A transactions amounting to >80% the size of the acquiring institution between 2019 and 2025 have been omitted from the peer set #1 Core EPS Compounder4,5 Top 5 Revenue Compounder4,5,6 #2 TBVPS Compounder4,5

6 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED …And significantly improved its profitability by executing on its core strategy Margin expansion from execution on both sides of the balance sheet 1. Non-GAAP measure, refer to appendix for reconciliation 2. CET1 is estimated pending final regulatory report Core ROA1 percent 2019 2024 2025 2.75% 3.15% 3.32% +57 bps NIM percent Core ROE1 percent 2019 2024 2025 0.81% 0.92% 1.13% +32 bps 2019 2024 2025 9.2% 11.4% 13.7% +445 bps Core ROA1 increase while making substantial investments for the future Nearly a 50% increase in Core ROE1 while increasing CET12 by approximately 500 bps

7 Outpace Industry Growth: Deliver top-tier, high-quality organic loan and deposit growth1 2 3 Expand the cubiX Ecosystem: Broaden existing network and monetize platform across multiple industries 4 Continue Team Onboarding: Recruit high-performing executives and deposit-rich teams to broaden our top-tier commercial banking franchise 5 2026 Priorities Operationalize AI at Scale: Deploy AI to radically elevate client experience and drive step-function improvements in productivity and workflow Preserve Balance Sheet Strength: Maintain strong capital levels and credit performance to support sustainable growth

Customers Bank is at the forefront of the payments industry

We believe payments functionality is the future of banking and are extending our payments footprint customers bancorp


cubiX
Advance and Accelerate
Instant Payments Platform
RTP
FedNow
Wires
ACH
Modernize and Maintain

Instant Payments Platform by the Numbers

- **$2T+** — 2025 network activity[1] representing over **400% increase in 2 years**
- **$3.9B** — Average NIBD balance in Q4'25
- **24/7/365** — Platform operates **continuously in real time**

Expand Industry Adoption

- **Digital Assets**
- **Real Estate**
- **Mortgage Finance**

Future State

2026 Priorities

- Deepen relationships with existing client base through additional products and services
- Expand universe of clients utilizing advanced payments capabilities
- Offer embedded payments solutions that enable scalable and efficient revenue growth opportunities

1. Includes Internal Transfer Activity and Wire Transfers from cubiX/CBIT client base

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

8

Strengthening Our Competitive Advantages with AI

customers bancorp

AI IMPACT PRIORITIES

ENHANCE THE CUSTOMER EXPERIENCE

By embedding AI across our digital channels to deliver more personalized service

RE-ENGINEER CORE PROCESSES

With AI across operations, risk, compliance to further increase speed, accuracy, and efficiencies

UNLOCK DEEPER BUSINESS INSIGHTS

And scalability by embedding AI, positioning Customers Bank for growth and elevated customer experience

AI ENABLEMENT & EXECUTION

AI Adoption and Productivity Gains



14%
13%
21%
13%
29%
19%
45%
19%
55%
19%
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Est. Productivity Gains¹
Company Adoption²

Use Case Examples

- ✓ **AI-powered call center scoring** unlocked 85% greater efficiency and full visibility into customer interactions
- ✓ **AI-powered loan account opening** reduced workflow by 68%
- ✓ **AI-powered sanctions screening** improved accuracy by 50%

Created AI Innovation Lab | **100% of Employees AI Trained** | **Standardized AI Risk Framework**

1. Productivity gains reflect weighted-average, self-reported productivity estimates from periodic surveys of employees using AI tools
2. Represents proportion of total Bank workforce with access to enterprise-level generative AI tools

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

9

Q4'25 and FY'25 Key Accomplishments

customers bancorp

Accretive Deposit Performance

Approximately $400 million net growth in deposits QoQ

Approximately $600 million of deposit growth QoQ from new banking teams[1]

Approximately $150 million of non-interest bearing deposit growth QoQ outside of cubiX

Solid Loan Growth

3% loan growth QoQ and 15% YoY

Diversified across the franchise with multiple verticals contributing to growth

Net Interest Income (NII) & Net Interest Margin (NIM)

5% linked quarter annualized NII growth even with 40 basis point decline in average EFFR

NII increased $37 million compared to Q4'24

NIM expansion of 29 bps compared to Q4'24

Positive Operating Leverage

Core Efficiency Ratio[2] declined 6.6 p.p. YoY driven by significant positive operating leverage

Core non-interest expense as percent of average assets[2] of 1.88% is among the lowest of regional bank peers[3]

Tangible Book Value Growth

Tangible book value approached $62 per share[2]

YoY growth of 14%

15%+ CAGR over the last six years[4]

Strong Capital & Liquidity

Completed new issuance of subordinated debt to boost total capital

CET1 ratio at 13.0%[5]

TCE/TA[2] increased over 90 bps YoY to 8.5%

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

1. Includes commercial banking teams hired since Q2'23
2. Non-GAAP measure, refer to appendix for reconciliation
3. 2025 proxy peers most recent quarter ("MRQ"); MRQ represents Q4'25 for proxy peer banks that have reported earnings data before January 22, 2026. Otherwise represents Q3'25 data
4. Q4'2019 to Q4'2025
5. CET1 is estimated pending final regulatory report

10

11 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Q4’25 (vs. Q3’25) Profitability Balance Sheet Credit 3.40% vs. 3.46% NIM $24.9B +3% Total Assets 0.16% +0 bps Commercial NCOs Ratio1 $16.8B +3% Total Loans and Leases 0.26% +9 bps NPLs to Total Loans Financial Highlights - GAAP Highlights Q4’25 EARNINGS REVIEW Total Deposits $20.8B +2% Reserves to NPLs 356% vs. 534% $6.26 $209.2M 11.2% $1.98 DILUTED EPS $70.0M NET INCOME ROCE 13.3% ROAA 1.20% vs. 1.26% FY’25 1. Q4’25 annualized NCOs as percentage of total loans and leases for Q4’25 was 0.33%, down 6 bps compared to Q3’25 Q4’25 (vs. Q3’25)

12 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Q4’25 (vs. Q3’25) Profitability Balance Sheet Credit 3.40% vs. 3.46% NIM $24.9B +3% Total Assets 0.16% +0 bps Commercial NCOs Ratio1 $16.8B +3% Total Loans and Leases 0.26% +9 bps NPLs to Total Loans Financial Highlights - Core Highlights Q4’25 EARNINGS REVIEW Total Deposits $20.8B +2% Reserves to NPLs 356% vs. 534% $7.61 $254.5M 13.7% $2.06 $72.9M 13.8% 1.19% vs. 1.25% FY’25 Q4’25 (vs. Q3’25) 1. Q4’25 excludes loss on redemption of preferred stock of $2.8 million and pre-tax losses on investment securities of $47.0 thousand 2. Non-GAAP measure, refer to appendix for reconciliation 3. Q4’25 annualized NCOs as percentage of total loans and leases for Q4’25 was 0.33%, down 6 bps compared to Q3’25 CORE EPS1,2 CORE EARNINGS1,2 CORE ROCE1,2 Core ROAA1,2

13 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Total Deposit Cost vs Peers2 1. Spot cost of deposits as of 12/31/2025 2. U.S. Banks with total assets between $10 billion and $100 billion. Source S&P Cap IQ: Q4’25 includes only banks that have reported earnings data before January 22, 2026 Non-Interest Bearing DDA Interest Bearing DDA Non-DDA Total Deposits Average cost of deposits 2.77% $5.6 $5.6 $7.7 Q4’24 $5.6 $5.1 $8.2 Q1’25 $5.5 $4.9 $8.6 Q2’25 $6.4 $5.0 $9.0 Q3’25 $6.3 (30%) $5.1 $9.4 Q4’25 $18.8 $18.9 $19.0 $20.4 $20.8 • New banking teams hired since Q2’23 continued deposit gathering momentum with approximately $600 million of growth in the quarter • Teams hired since Q2’23 manage $3.3 billion as of Q4’25 • Non-interest bearing balances excluding cubiX increased over $500 million 2.54% Steady Deposit Growth and Mix Improvement Nearly $21 billion in deposits with over 30% non-interest bearing balances ACCRETIVE DEPOSIT PERFORMANCE 2.45% Spot1 219 63 50 100 150 200 250 Basis Points Q4’22 Q4’23 Q4’24 Q4’25 CUBI vs Regional Bank Peers2 • Customers Bank’s average total cost of deposits has steadily converged to peer median levels over the last 3 years, from a spread of over 200 bps to under 65 bps • Highlights the Bank’s success in its deposit-focused team lift-out and deposit remixing strategy

14 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Kk s Cumulative New Banking Team Recruitment Successful Execution of Deposit Franchise Transformation led by New Banking Teams1 and cubiX Deposits 66% NIB 1.07% Total Cost ACCRETIVE DEPOSIT PERFORMANCE $1.7 $2.8 $3.3 $3.6 Q4’24 $4.0 Q3’25 $3.8 Q4’25 $5.3 $6.8 $7.1 +16% New Banking Teams1 cubiX Clients Deposit Transformation at Q4’25 Ending deposit balances $ billions 1. Includes commercial banking teams hired since Q2’23 2. Approximation 30 30 130 160 100 30 2022 2023 Recruitment 2023 2024 Recruitment 2024 2025 Recruitment 2025 New Banking Teams FTEs2 Dynamic Pipeline Referral to Customers Bank Single Point of Contact Entrepreneurial Culture Comp. Model Driven by Client Success Client- Driven Tech Solutions Recruiter of Top Talent Initial Discussions Advanced Discussions Negotiations Onboarding New Banking Teams Deposits ~2x YoY 18 new teams manage over $3.3 billion in deposits across over 8,000 commercial accounts $585M; of which 40% NIBD

15 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Strong Loan Growth With Diversified Contributions Across The Franchise Q4’25 Loan Growth by Verticals $ millions • Loan growth of approximately $500 million or 3% QoQ • Top growth verticals included CRE, Healthcare, Mortgage Finance, and Commercial Banking Teams • Diversified loan growth focused on adding franchise value ROBUST LOAN GROWTH 1. US Banks with $10-$100 billion in assets most recent quarter (“MRQ”); MRQ represents 1 year growth rate as of Q4’25 for those banks that have reported earnings data before January 22, 2026. Otherwise represents 1 year growth rate as of Q3’25. Source S&P Cap IQ 2. Includes Investment CRE, Construction, and Multifamily 3. Includes Regional Community Banking C&I, Real Estate Specialty Finance, Mortgages, SBA, Financial Institution Group, PPP FY 2025 Loan Growth by Verticals $ billions • Annual loan growth of $2.1 billion or 15%, compared to 5% for the inudstry1 • Top growth verticals included CRE, Healthcare, Commercial Banking Teams, Mortgage Finance, Fund Finance, and Venture Banking CRE2 Healthcare Commercial Banking Teams Mortgage Finance Fund Finance Venture Banking Equipment Finance Consumer Installment Other3 Total Loan Growth $0.6 $0.4 $0.4 $0.3 $0.2 $0.2 $0.1 -$0.0 -$0.1 $2.1 CRE2 Healthcare Mortgage Finance Commercial Banking Teams Equipment Finance Venture Banking Other3 Consumer Installment Fund Finance Total Loan Growth $326 $219 $123 $73 $42 $20 -$8 -$12 -$306 $479

NET INTEREST INCOME & NET INTEREST MARGIN

Continued Net Interest Income Growth in the Quarter

customers bancorp

Net Interest Income & Net Interest Margin

$ millions, percent


$167.8
$167.4
$176.7
$201.9
$204.4
+22%
3.11%
3.13%
3.27%
3.46%
3.40%
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Net Interest Income
NIM

Key Highlights

- Net interest income increased for the third consecutive quarter, representing a 22% YoY increase
- Highlights ability to grow net interest income in falling rate environment
- 29 basis points margin expansion YoY driven by higher average loan balances and reduced funding costs
- Cumulative total deposit beta of 61%

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

16

OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS

Peer Leading Efficiency While Investing In Our Business

customers bancorp

Core Non-Interest Expense[1]

$ millions

- Strong core efficiency ratio while continuing to invest in the franchise
- Second consecutive quarter with core efficiency ratio[1] below 50%
- Q4'25 includes $7.0 million in expenses either tied directly to non-interest income, tax savings, or unique to the quarter



$108.6
$102.8
$106.6
$105.2
$117.3
56.1%
52.7%
51.6%
45.4%
49.5%
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
$4.8 million of expenses unique to the quarter
$2.2 million of higher commercial lease expense tied to revenue
$110.3 million net of unique and tied to revenue expenses
Noninterest Expense
Core Efficiency Ratio[1]

Non-Interest Expense / Average Assets

percent

- CUBI's non-interest expense as percent of average assets[1] is the among the lowest regional bank peers[2]



Top Quartile (2.05%)
Median (2.20%)
1.88%
CUBI
CUBI (Q4'25)
Regional Bank Peers (MRQ)

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

1. Non-GAAP measure, refer to appendix for reconciliation
2. 2025 proxy peers most recent quarter ("MRQ"); MRQ represents Q4'25 for proxy peer banks that have reported earnings data before January 22, 2026. Otherwise represents Q3'25 data

17

18 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED$20 Million • Process automation for AI • Technology platform consolidation • Reduction in professional services expenses • Strategic realignment Revenue Initiatives • Increase treasury management fees from commercial clients • Capital markets and fee-based businesses Total Annual Opportunity Expense Initiatives OPERATIONAL EFFICIENCY AND STRATEGIC INVESTMENTS 2026 Operational Excellence Initiative Target of $20 Million Annually Savings Used to Invest in the Franchise

19 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Tangible Book Value1 per share Tangible Book Value Approached $62 Per Share 1. Non-GAAP measure, refer to appendix for reconciliation 2. CAGR from Q4’19 to Q4’25 inclusive of impact of AOCI mark-to-market; Q4’19 and Q4’25 AOCI impact of $(0.04) and $(1.58) per share, respectively 3. 2025 proxy peers most recent quarter (“MRQ”); MRQ represents Q4’25 for proxy peer banks that have reported earnings data before January 22, 2026. Otherwise represents Q3’25 data $26.17 $27.92 $37.21 $38.97 $47.61 $54.08 $61.77 2019 2020 2021 2022 2023 2024 2025 +15% TANGIBLE BOOK VALUE GROWTH • TBVPS1 increased 3% QoQ and over 14% YoY • Tangible book value1 per share increased ~2.4x since Q4’192 • 15+%2 CAGR in TBVPS1 since Q4’192 compared to 5% for regional bank peers3 Key Highlights

20 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED ` ` 14.9% 14.6% 14.5% 15.4% 15.4% Total Risk-Based Capital percent 7.6% 7.7% 7.9% 8.4% 8.5% TCE/TA2 percent 1. Capital ratios are estimated pending final regulatory report 2. Non-GAAP measure, refer to appendix for reconciliation Strong Capital Levels Provide Significant Flexibility 12.1% 11.7% 12.1% 13.0% 13.0% CET1 Risk-Based Capital percent STRONG CAPITAL AND LIQUIDITY • Successful subordinated debt raise completed in Q4’25 • Strong capital ratios provide flexibility • TCE/TA3 Ratio up 90 basis points YoY with 12% increase in tangible assets Q4’24 Q1’25 Q2’25 Key Highlights Q3’25 Q4’251

21 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Commercial NCOs percent NPAs % of Total Assets percent Credit Metrics Remain Stable Consumer NCOs percent Total NCOs percent MAINTAINING SUPERIOR CREDIT QUALITY 1. 2025 proxy peers most recent quarter (“MRQ”); MRQ represents Q4’25 for proxy peer banks that have reported earnings data before January 22, 2026. Otherwise represents Q3’25 data V • Reserves to NPLs strong at 356% • NPAs to total assets remain low at 29 bps and below regional bank peer median1 of 35 bps • Total NCOs declined 10% QoQ Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 0.13% 0.22% 0.13% 0.16% 0.16% 2.67% 2.78% 2.50% 2.60% 2.08% 0.41% 0.48% 0.35% 0.39% 0.33% 0.25% 0.26% 0.27% 0.25% 0.29%0.36% 0.37% 0.32% 0.34% 0.35% CUBI Regional Bank Peers1 5% 6% 7% 8% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% NPA Ratio Loan Yield CUBI Peer Median: 0.35% Peer Median: 6.08% CUBI Regional Bank Peers1

22 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 2026 Management Outlook Metrics Deposit Growth Loan Growth Net Interest Income Tax Rate CET1 (%) FY 2025 $20.8B $16.8B $750M 22.3% 13.0%1 Notes 8 – 12% 23 – 25% Non-interest expense $432M Current Outlook FY 2026 8 – 12% $800M – $830M 7 – 11% growth $440M – $460M 2 - 6% growth, highlighting positive operating leverage 11.5 – 12.5% Diversified across multiple verticals Continued execution of team recruitment strategy and net of remix 1. CET1 is estimated pending final regulatory report

23 Analyst Coverage D.A. Davidson Companies Peter Winter Hovde Group David Bishop Keefe, Bruyette & Woods Inc. Kelly Motta Maxim Group LLC Michael Diana Stephens Inc. Matt Breese Raymond James Steve Moss B. Riley Securities, Inc. Hal Goetsch TD Cowen Janet Lee Morgan Stanley Brian Wilczynski New Analyst

24 Appendix

25 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED 17% 42% 35% 6% FICO Score1 660-679 680-699 700-749 750+ 19% 32%26% 14% 7% 2% 0% 0-9.99% 10 – 19.99% 20 – 29.99% 30 – 39.99% 40 – 49.99% > 50% Unknown Geography Profession Debt to Income Ratio1 Borrower Income 13% 40% 47% <$50K $50K -$100K >$100K 18% 10% 18%27% 26% West Southwest Midwest Southeast Northeast Consumer Installment Loans – Portfolio Credit Metrics Purpose 66% 16% 14% 4% Personal Loan Specialty Home Improvement Student Loan 98% 1% 1% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~736 Average DTI1 ~21% Average Borrower Income ~$118k Weighted average life of ~2.2 years Note: Data as of December 31, 2025; includes consumer installment HFS loans 1. DTI and FICO scores as of time of origination

26 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Investment Securities – AFS percent, Q4’25 Securities Portfolio Characteristics • Spot yield: 5.54% • Effective duration: 2.4 years • Floating rate securities: ~29% • Credit rating: 69% AAA with only 3% at BB Investment Securities – HTM percent, Q4’25 • Spot yield: 3.31% • Effective duration: 3.9 years • Floating rate securities: 29% • Credit rating: 62% AAA with no rated securities non- investment grade • ABS: $0.3 billion of credit enhanced asset backed securities 65% 35% MBS & CMO Credit Enhanced ABS Total: $0.7 billion Corporate ABS Other MBS & CMO Total: $1.9 billion 15% 12% 71% 2%

ACCRETIVE DEPOSIT PERFORMANCE

cubiX Platform Update

customers bancorp

2025 FY cubiX network activity[1] surpassed 2024 FY and 2023 FY activity combined

$ trillions



$0.4
$1.5
$2.0
5x
FY 2023
FY 2024
FY 2025
cubiX volume[1]

Meaningful Deposit Growth Year-over-Year

$ billions



Nov 2024: US presidential election
July 2025: GENIUS Act signed into law
$3.1
$3.9
$3.9
+24%
Q4'24
Q3'25
Q4'25
Average Deposit Balance
Rolling 30 day average ending deposit balances

- Network activity increased 5x over 2-year period
- Average cubiX balances increased 24% year-over-year and remained stable in Q4'25
- Increase in deposit balances almost exclusively driven by increased activity on cubiX platform from existing institutional clients

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

27

1. Daily cubiX volume available beginning 10/16/24. The network was previously referred to as CBIT before cubiX launch in Q4'24. Includes Internal Transfer Activity and Wire Transfers from cubiX/CBIT Client Base

Allowance for Credit Losses for Loans and Leases

customers bancorp

($ in thousands)	December 31, 2025 Amortized Cost[1]	December 31, 2025 Allowance for Credit Losses	December 31, 2025 Lifetime Loss Rate[2]	September 30, 2025 Amortized Cost[1]	September 30, 2025 Allowance for Credit Losses	September 30, 2025 Lifetime Loss Rate[3]
Loans and Leases Receivable:						
Commercial:						
Commercial and Industrial, including Specialized Lending	$ 8,211,174	$ 37,683	0.46 %	$ 8,229,853	$ 34,395	0.42 %
Multifamily	2,490,336	19,333	0.78 %	2,356,590	19,973	0.85 %
Commercial Real Estate Owner Occupied	1,135,119	10,431	0.92 %	1,058,741	10,991	1.04 %
Commercial Real Estate Non-Owner Occupied	1,738,821	18,928	1.09 %	1,582,332	19,784	1.25 %
Construction	162,966	2,225	1.37 %	123,290	1,978	1.60 %
Total Commercial Loans and Leases Receivable	$ 13,738,416	$ 88,600	0.64 %	$ 13,350,806	$ 87,121	0.65 %
Consumer:						
Residential Real Estate	$ 497,567	$ 6,499	1.31 %	$ 514,544	$ 6,345	1.23 %
Manufacturing Housing	27,452	3,391	12.35 %	28,749	3,508	12.20 %
Installment	777,905	57,166	7.35 %	779,537	54,835	7.03 %
Total Consumer Loans Receivable	$ 1,302,924	$ 67,056	5.15 %	$ 1,322,830	$ 64,688	4.89 %
Total Loans and Leases Receivable	$ 15,041,340	$ 155,656	1.03 %	$ 14,673,636	$ 151,809	1.03 %

1. Excludes mortgage finance and installment reported at fair value, loans held for sale
2. Utilized Moody's December 2025 baseline and adverse forecast scenario with qualitative adjustments for Q4'25 provision for credit losses
3. Utilized Moody's September 2025 baseline and adverse forecast scenario with qualitative adjustments for Q3'25 provision for credit losses

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28

29 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. Starting in Q3 2025, certain adjustments to GAAP measures were no longer included as our intention going forward is to limit these adjustments to those items of greatest significance. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Core Earnings - Customers Bancorp

	Q4 2025		Q3 2025		Q2 2025		Q1 2025		Q4 2024		Twelve Months Ended December 31, 2025		Twelve Months Ended December 31, 2024	
(dollars in thousands, except per share data)	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share	USD	Per share
GAAP net income to common shareholders	$ 70,088	$ 1.98	$ 73,726	$ 2.20	$ 55,846	$ 1.73	$ 9,523	$ 0.29	$ 23,266	$ 0.71	$ 209,183	$ 6.26	$ 166,429	$ 5.09
Reconciling items (after tax):														
Severance expense	—	—	—	—	—	—	—	—	1,198	0.04	—	—	3,666	0.11
Impairment loss on debt securities	—	—	—	—	—	—	39,875	1.23	—	—	39,875	1.19	—	—
Legal settlement	—	—	—	—	—	—	—	—	157	0.00	—	—	157	0.00
(Gains) losses on investment securities	(36)	0.00	(253)	(0.01)	1,388	0.04	(124)	(0.00)	20,035	0.62	975	0.03	20,331	0.62
Derivative credit valuation adjustment	—	—	—	—	—	—	210	0.01	(306)	(0.01)	210	0.01	4	0.00
FDIC special assessment	—	—	—	—	—	—	—	—	—	—	—	—	518	0.02
Unrealized (gain) on equity method investments	—	—	—	—	—	—	—	—	(292)	(0.01)	—	—	(8,608)	(0.26)
Loss on redemption of preferred stock	2,799	0.08	—	—	1,908	0.06	—	—	—	—	4,707	0.14	—	—
Unrealized (gain) loss on loans held for sale	—	—	—	—	(223)	(0.01)	518	0.02	110	0.00	295	0.01	608	0.02
Loan program termination fees	—	—	—	—	(772)	(0.02)	—	—	—	—	(772)	(0.02)	—	—
Core earnings	**$ 72,851**	**$ 2.06**	**$ 73,473**	**$ 2.20**	**$ 58,147**	**$ 1.80**	**$ 50,002**	**$ 1.54**	**$ 44,168**	**$ 1.36**	**$ 254,473**	**$ 7.61**	**$ 183,105**	**$ 5.60**

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30

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Core Earnings - Customers Bancorp

(dollars in thousands, except per share data)	2025 USD	2025 Per share	2024 USD	2024 Per share	2023 USD	2023 Per share	2022 USD	2022 Per share	2021 USD	2021 Per share	2020 USD	2020 Per share	2019 USD	2019 Per share
GAAP net income to common shareholders	$ 209,183	$ 6.26	$ 166,429	$ 5.09	$ 235,448	$ 7.32	$ 218,402	$ 6.51	$ 300,134	8.91	$ 118,537	$ 3.74	$ 64,868	$ 2.05
Reconciling items (after tax):														
(Income) loss from discontinued operations	–	–	–	–	–	–	–	–	39,621	1.18	10,461	0.33	–	–
Severance expense	–	–	3,666	0.11	1,251	0.04	1,058	0.03	1,517	0.05	–	–	373	0.01
Impairment loss on debt securities	39,875	1.19												
Impairments on fixed assets and leases	–	–	–	–	98	0.00	1,051	0.03	1,118	0.03	–	–	–	–
Merger and acquisition related expenses	–	–	–	–	–	–	–	–	320	0.01	1,038	0.03	76	0.00
Loss on sale of consumer installment loans	–	–	–	–	–	–	18,221	0.54	–	–	–	–	–	–
Loss on sale of capital call lines of credit	–	–	–	–	3,914	0.12	–	–	–	–	–	–	–	–
(Gains) losses on investment securities	975	0.03	20,331	0.62	407	0.01	18,926	0.56	(26,015)	(0.77)	(17,412)	(0.55)	(1,912)	(0.06)
Loss on sale of foreign subsidiaries	–	–	–	–	–	–	–	–	2,150	0.06	–	–	–	–
Loss on cash flow hedge derivative terminations	–	–	–	–	–	–	–	–	18,716	0.56	–	–	–	–
Derivative credit valuation adjustment	210	0.01	4	0.00	219	0.01	(1,243)	(0.04)	(1,285)	(0.04)	5,811	0.18	811	0.03
Risk participation agreement mark-to-market adjustment	–	–	–	–	–	–	–	–	–	–	(1,080)	(0.03)	–	–
Legal settlement	–	–	157	0.00	–	–	–	–	897	0.03	258	0.01	1,520	0.05
Unrealized (gain) loss on loans held for sale	295	0.01	608	0.02	–	–	–	–	–	–	1,913	0.06	–	–
Deposit relationship adjustment fees	–	–	–	–	–	–	–	–	4,707	0.14	–	–	–	–
Loss on redemption of preferred stock	4,707	0.14	–	–	–	–	–	–	2,820	0.08	–	–	–	–
Tax on surrender of bank-owned life insurance policies	–	–	–	–	4,141	0.13	–	–	–	–	–	–	–	–
FDIC special assessment	–	–	518	0.02	2,755	0.09	–	–	–	–	–	–	–	–
Unrealized (gain) on equity method investments	–	–	(8,608)	(0.26)	–	–	–	–	–	–	–	–	–	–
Loss upon acquisition of interest-only GNMA securities	–	–	–	–	–	–	–	–	–	–	–	–	5,682	0.18
Losses on sale of non-QM residential mortgage loans	–	–	–	–	–	–	–	–	–	–	–	–	595	0.02
Loan program termination fees	(772)	(0.02)												
Core earnings	**$ 254,473**	**$ 7.61**	**$ 183,105**	**$ 5.60**	**$ 248,233**	**$ 7.72**	**$ 256,415**	**$ 7.63**	**$ 344,700**	**10.23**	**119,526**	**3.77**	**72,013**	**2.28**

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31

32 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Return on Average Assets - Customers Bancorp Twelve Months Ended December 31, (dollars in thousands except per share data) Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 2025 2024 GAAP net income $ 74,492 $ 75,745 $ 60,939 $ 12,912 $ 26,915 $ 224,088 $ 181,469 Reconciling items (after tax): Severance expense — — — — 1,198 — 3,666 Impairment loss on debt securities — — — 39,875 — 39,875 — Legal settlement — — — — 157 — 157 (Gains) losses on investment securities (36) (253) 1,388 (124) 20,035 975 20,331 Derivative credit valuation adjustment — — — 210 (306) 210 4 FDIC special assessment — — — — — — 518 Unrealized (gain) on equity method investments — — — — (292) — (8,608) Unrealized (gain) loss on loans held for sale — — (223) 518 110 295 608 Loan program termination fees — — (772) — — (772) — Core net income $ 74,456 $ 75,492 $ 61,332 $ 53,391 $ 47,817 $ 264,671 $ 198,145 Average total assets $ 24,721,373 $ 23,930,723 $ 22,362,989 $ 22,314,963 $ 22,179,970 $ 23,340,744 $ 21,434,190 Core return on average assets 1.19% 1.25% 1.10% 0.97% 0.86% 1.13% 0.92%

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Core Return on Average Assets - Customers Bancorp

(dollars in thousands except per share data)	2025	2024	2023	2022	2021	2020	2019
GAAP net income	$ 224,088	$ 181,469	$ 250,143	$ 228,034	$ 314,647	$ 132,578	$ 79,327
Reconciling items (after tax):							
(Income) loss from discontinued operations	—	—	—	—	39,621	10,461	—
Severance expense	—	3,666	1,251	1,058	1,517	—	373
Impairment loss on debt securities	39,875	—	—	—	—	—	—
Impairments on fixed assets and leases	—	—	98	1,051	1,118	—	—
Merger and acquisition related expenses	—	—	—	—	320	1,038	76
Loss on sale of consumer installment loans	—	—	—	18,221	—	—	—
Loss on sale of capital call lines of credit	—	—	3,914	—	—	—	—
Legal settlement	—	157	—	—	897	258	1,520
(Gains) losses on investment securities	975	20,331	407	18,926	(26,015)	(17,412)	(1,912)
Loss on sale of foreign subsidiaries	—	—	—	—	2,150	—	—
Losses on cash flow hedge derivative terminations	—	—	—	—	18,716	—	—
Derivative credit valuation adjustment	210	4	219	(1,243)	(1,285)	5,811	811
Risk participation agreement mark-to-market adjustment	—	—	—	—	—	(1,080)	—
Deposit relationship adjustment fees	—	—	—	—	4,707	—	—
Unrealized (gain) loss on loans held for sale	295	608	—	—	—	1,913	—
Tax on surrender of bank-owned life insurance policies	—	—	4,141	—	—	—	—
FDIC special assessment	—	518	2,755	—	—	—	—
Unrealized (gain) on equity method investments	—	(8,608)	—	—	—	—	—
Loss upon acquisition of interest-only GNMA securities	—	—	—	—	—	—	595
Losses on sale of non-QM residential mortgage loans	—	—	—	—	—	—	5,682
Loan program termination fees	(772)	—	—	—	—	—	—
Core net income	**$ 264,671**	**$ 198,145**	**262,928**	**266,047**	**356,393**	**133,567**	**86,472**
Average total assets	$ 23,340,744	$ 21,434,190	$ 21,486,383	$ 20,109,744	$ 19,199,936	$ 15,604,801	$ 10,667,670
Core return on average assets	**1.13 %**	**0.92 %**	**1.22 %**	**1.32 %**	**1.86 %**	**0.86 %**	**0.81 %**

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

33

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Core Return on Average Common Equity - Customers Bancorp

(dollars in thousands except per share data)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
GAAP net income to common shareholders	$ 70,088	$ 73,726	$ 55,846	$ 9,523	$ 23,266	$ 209,183	$ 166,429
Reconciling items (after tax):							
Severance expense	—	—	—	—	1,198	—	3,666
Impairment loss on debt securities	—	—	—	39,875	—	39,875	—
Legal settlement	—	—	—	—	157	—	157
(Gains) losses on investment securities	(36)	(253)	1,388	(124)	20,035	975	20,331
Derivative credit valuation adjustment	—	—	—	210	(306)	210	4
FDIC special assessment	—	—	—	—	—	—	518
Unrealized (gain) on equity method investments	—	—	—	—	(292)	—	(8,608)
Loss on redemption of preferred stock	2,799	—	1,908	—	—	4,707	—
Unrealized (gain) loss on loans held for sale	—	—	(223)	518	110	295	608
Loan program termination fees	—	—	(772)	—	—	(772)	—
Core earnings	**$ 72,851**	**$ 73,473**	**$ 58,147**	**$ 50,002**	**$ 44,168**	**$ 254,473**	**$ 183,105**
Average total common shareholders' equity	$ 2,093,510	$ 1,878,115	$ 1,751,037	$ 1,730,910	$ 1,683,838	$ 1,864,426	$ 1,606,764
Core return on average common equity	**13.81 %**	**15.52 %**	**13.32 %**	**11.72 %**	**10.44 %**	**13.65 %**	**11.40 %**

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

34

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Core Return on Average Common Equity - Customers Bancorp

(dollars in thousands except per share data)	2025	2024	2023	2022	2021	2020	2019
GAAP net income to common shareholders	$ 209,183	$ 166,429	$ 235,448	$ 218,402	$ 300,134	$ 118,537	$ 64,868
Reconciling items (after tax):							
(Income) loss from discontinued operations	–	–	–	–	39,621	10,461	–
Severance expense	–	3,666	1,251	1,058	1,517	–	373
Impairment loss on equity securities	–	–	–	–	–	–	–
Impairment loss on debt securities	39,875	–	–	–	–	–	–
Impairments on fixed assets and leases	–	–	98	1,051	1,118	–	–
Merger and acquisition related expenses	–	–	–	–	320	1,038	76
Loss on sale of consumer installment loans	–	–	–	18,221	–	–	–
Loss on sale of capital call lines of credit	–	–	3,914	–	–	–	–
Legal settlement	–	157	–	–	897	258	1,520
(Gains) losses on investment securities	975	20,331	407	18,926	(26,015)	(17,412)	(1,912)
Loss on sale of foreign subsidiaries	–	–	–	–	2,150	–	–
Losses on cash flow hedge terminations	–	–	–	–	18,716	–	–
Derivative credit valuation adjustment	210	4	219	(1,243)	(1,285)	5,811	811
Risk participation agreement mark-to-market adjustment	–	–	–	–	–	(1,080)	–
Deposit relationship adjustment fees	–	–	–	–	4,707	–	–
Loss on redemption of preferred stock	4,707	–	–	–	2,820	–	–
Unrealized losses on loans held for sale	295	608	–	–	–	1,913	–
Tax on surrender of bank-owned life insurance policies	–	–	4,141	–	–	–	–
FDIC special assessment	–	518	2,755	–	–	–	–
Unrealized (gain) on equity method investments	–	(8,608)	–	–	–	–	–
Loss upon acquisition of interest-only GNMA securities	–	–	–	–	–	–	5,682
Losses on sale of non-QM residential mortgage loans	–	–	–	–	–	–	595
Loan program termination fees	(772)	–	–	–	–	–	–
Core earnings	**$ 254,473**	**$ 183,105**	**$ 248,233**	**$ 256,415**	**$ 344,700**	**$ 119,526**	**$ 72,013**
Average total common shareholders' equity	$ 1,864,426	$ 1,606,764	$ 1,358,564	1,254,979	1,043,906	814,769	781,860
Core return on average common equity	**13.65 %**	**11.40 %**	**18.27 %**	**20.43 %**	**33.02 %**	**14.67 %**	**9.21 %**

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

35

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

Core Efficiency Ratio - Customers Bancorp

(dollars in thousands except per share data)	Q4 2025	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
GAAP net interest income	$ 204,428	$ 201,912	$ 176,703	$ 167,446	$ 167,821	$ 750,489	$ 654,404
GAAP non-interest income (loss)	$ 32,516	$ 30,191	$ 29,606	$ (24,490)	$ (391)	$ 67,823	$ 60,434
(Gains) losses on investment securities	(47)	(334)	1,797	(160)	26,678	1,256	27,103
Derivative credit valuation adjustment	—	—	—	270	(407)	270	(17)
Unrealized (gain) on equity method investments	—	—	—	—	(389)	—	(11,430)
Unrealized (gain) loss on loans held for sale	—	—	(289)	667	147	378	754
Impairment loss on debt securities	—	—	—	51,319	—	51,319	—
Loan program termination fees	—	—	(1,000)	—	—	(1,000)	—
Core non-interest income	32,469	29,857	30,114	27,606	25,638	120,046	76,844
Core revenue	**$ 236,897**	**$ 231,769**	**$ 206,817**	**$ 195,052**	**$ 193,459**	**$ 870,535**	**$ 731,248**
GAAP non-interest expense	$ 117,309	$ 105,217	$ 106,626	$ 102,771	$ 110,375	$ 431,923	$ 417,014
Severance expense	—	—	—	—	(1,595)	—	(4,814)
FDIC special assessment	—	—	—	—	—	—	(683)
Legal settlement	—	—	—	—	(209)	—	(209)
Core non-interest expense	**$ 117,309**	**$ 105,217**	**$ 106,626**	**$ 102,771**	**$ 108,571**	**$ 431,923**	**$ 411,308**
Core efficiency ratio [1]	**49.52 %**	**45.40 %**	**51.56 %**	**52.69 %**	**56.12 %**	**49.62 %**	**56.25 %**

1. Core efficiency ratio calculated as non-interest expense divided by core revenue

©2026 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

36

37 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Non-Interest Expense to Average Total Assets - Customers Bancorp Twelve Months Ended December 31, (dollars in thousands except per share data) Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 2025 2024 GAAP non-interest expense $ 117,309 $ 105,217 $ 106,626 $ 102,771 $ 110,375 $ 431,923 $ 417,014 Severance expense — — — — (1,595) — (4,814) FDIC special assessment — — — — — — (683) Legal settlement — — — — (209) — (209) Core non-interest expense $ 117,309 $ 105,217 $ 106,626 $ 102,771 $ 108,571 $ 431,923 $ 411,308 Average total assets $ 24,721,373 $ 23,930,723 $ 22,362,989 $ 22,314,963 $ 22,179,970 $ 23,340,744 $ 21,434,190 Core Non-interest Expense to average assets 1.88% 1.74% 1.91% 1.87% 1.95% 1.85% 1.92%

38 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets - Customers Bancorp (dollars in thousands except per share data) Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 GAAP total shareholders' equity $ 2,115,517 $ 2,126,059 $ 1,863,558 $ 1,864,560 $ 1,836,683 Reconciling items: Preferred stock — (82,201) (82,201) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 2,111,888 $ 2,040,229 $ 1,777,728 $ 1,723,137 $ 1,695,260 GAAP Total assets $ 24,895,868 $ 24,260,163 $ 22,550,800 $ 22,423,044 $ 22,308,241 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible assets $ 24,892,239 $ 24,256,534 $ 22,547,171 $ 22,419,415 $ 22,304,612 Tangible common equity to tangible assets 8.5% 8.4% 7.9% 7.7% 7.6%

39 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 GAAP total shareholders' equity $ 2,115,517 $ 2,126,059 $ 1,863,558 $ 1,864,560 $ 1,836,683 Reconciling Items: Preferred stock — (82,201) (82,201) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,629) Tangible common equity $ 2,111,888 $ 2,040,229 $ 1,777,728 $ 1,723,137 $ 1,695,260 Common shares outstanding 34,191,223 34,163,506 31,606,934 31,479,132 31,346,507 Tangible book value per common share $ 61.77 $ 59.72 $ 56.24 $ 54.74 $ 54.08

40 © 2026 C USTO M ERS BANC O RP, INC . / ALL RIG HTS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp (dollars in thousands except per share data) Q4 2025 Q4 2024 Q4 2023 Q4 2022 Q4 2021 Q4 2020 Q4 2019 GAAP total shareholders' equity $ 2,115,517 $ 1,836,683 $ 1,638,394 $ 1,402,961 $ 1,366,217 $ 1,117,086 $ 1,052,795 Reconciling Items: Preferred stock — (137,794) (137,794) (137,794) (137,794) (217,471) (217,471) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,736) (14,298) (15,195) Tangible common equity $ 2,111,888 $ 1,695,260 $ 1,496,971 $ 1,261,538 $ 1,224,687 $ 885,317 $ 820,129 Common shares outstanding 34,191,223 31,346,507 31,440,906 32,373,697 32,913,267 31,705,088 31,336,791 Tangible book value per common share $ 61.77 $ 54.08 $ 47.61 $ 38.97 $ 37.21 $ 27.92 $ 26.17